Third Quarter 2018 Financial Results October 26, 2018 C r e a t i n g I n n o v a t i v e S t e e l S o l u t i o n s © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

AK Steel Executive Management Team

Roger Newport	Chief Executive Officer
Kirk Reich	President and Chief Operating Officer
Jaime Vasquez	Vice President – Finance and Chief Financial Officer

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
October 2018 2
© 2018 AK Steel. All rights reserved.

Forward-Looking Statements We have made forward-looking statements in this presentation that are based on our management’s beliefs and assumptions and on information available to our management at the time such statements were made and hereby are identified as “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in our forward-looking statements. You should not rely on any forward-looking statements. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: reduced selling prices, shipments and profits associated with a highly competitive and cyclical industry; domestic and global steel overcapacity; risks related to U.S. government actions on Section 232 and 301, NAFTA and/or other trade agreements, treaties or policies; changes in the cost of raw materials, supplies and energy; the company’s significant amount of debt and other obligations; severe financial hardship or bankruptcy of one or more of the company’s major customers or key suppliers; the company’s significant proportion of sales to the automotive market; reduced demand in key product markets due to competition from aluminum or other alternatives to steel; excess inventory of raw materials; supply chain disruptions or poor quality of raw materials or supplies; production disruption or reduced production levels; the company’s healthcare and pension obligations; not reaching new labor agreements on a timely basis; major litigation, arbitrations, environmental issues and other contingencies; regulatory compliance and changes; climate change and greenhouse gas emissions; conditions in the financial, credit, capital and banking markets; the company’s use of derivative contracts to hedge commodity pricing volatility; potential permanent idling of facilities; inability to fully realize benefits of margin enhancement initiatives; information technology security threats, cybercrime and exposure of private information; failure to achieve the expected benefits of the Precision Partners acquisition and/or to integrate Precision Partners successfully; changes in tax laws and regulations. The risk factors discussed in this presentation and under “Item 1A.—Risk Factors” in AK Holding’s Annual Report on Form 10-K for the year ended December 31, 2017 and under similar headings in AK Holding’s subsequently filed quarterly reports on Form 10-Q, as well as the other risks that could cause our results to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update our forward-looking statements other than as required by law. Non-GAAP Financial Measures: Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. These non-GAAP financial measures include EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), and Adjusted Earnings Per Share. Because our calculations of these measures may differ from similar measures used by other companies, you should be careful when comparing our non-GAAP financial measures to those of other companies. A reconciliation of non-GAAP financial measures to GAAP financial measures is included in the Appendix to this presentation. S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 3 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Roger Newport

Chief Executive Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2018 AK Steel. All rights reserved.

October 2018

Protecting Our Most Important Asset – Our People . Four facilities achieved ZERO OSHA recordables for OSHA Recordable Frequency 3Q 2018 . Two facilities achieved ZERO OSHA recordables for 3.00 the first nine months of 2018 . 2.33 2.37 One facility achieved ZERO occupational injuries for 2.01 2.00 1.87 3Q 2018 1.69 1.67 1.55 1.55 1.38 1.45 1.00 0.57 0.45 0.41 0.36 0.29 0.25 0.33 0.32 0.26 0.25 0.26 0.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD 3Q AISI AK Steel 2018 OSHA Recordable Frequency is number of injuries per 200,000 employee hours Notes: Based upon most current American Iron and Steel Institute (AISI) data available through 2Q 2018. AK Steel data 2015 and forward includes Dearborn Works. S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 5 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Strategic Progress

Strengthened Capital Structure	▪ $680 million of debt refinanced and maturities extended ▪ Lowered annual cash interest cost by ~$20 million ▪ Enhanced and lowered cost of revolving credit facility
Enhanced Core Business	▪ Major investment completed at Middletown Works hot-end ▪ New tanks installed on Middletown Works electrogalvanizing line ▪ Mansfield melt shop upgrade and new technology at caster
Expanded Growth Platform	▪ Launched new products, including NEXMET® AHSS coated products for automotive and TRAN-COR® X for electrical transformers; various customer trials are underway ▪ Recently awarded DOE grant to develop low-density steel ▪ Acquired Precision Partners – tool design and build / hot stamping / cold stamping

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
October 2018 6
© 2018 AK Steel. All rights reserved.

Trade Update . Deal on new U.S.-Mexico-Canada agreement to replace Steel Imports - % of U.S. Consumption NAFTA ‒ New Rules of Origin for autos and certain steel containing 30% goods, including transformers – incentivizes greater use of steel made in North America 25% . Section 232 steel tariffs/negotiated quotas still in place 20% ‒ Overall steel imports down . 15% Section 301 tariffs in place on $250 billion worth of 2010 2011 2012 2013 2014 2015 2016 2017 YTD Sept. Chinese imports 2018 Source: American Iron and Steel Institute (AISI) Coated Carbon Steel Imports Grain Oriented Electrical Steel Imports (000s Metric Tons) (000s Metric Tons) 4,500 70 3,500 50 2,500 30 1,500 2010 2011 2012 2013 2014 2015 2016 2017 2018 10 Annualized 2012 2013 2014 2015 2016 2017 YTD Aug. 2018 Source: U.S. Dept. of Commerce, Enforcement, and Compliance S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 7 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Steel Market Update . Overall economic conditions remain solid North America Light Vehicle Production . Automotive market remains healthy (Vehicles in Millions) 17.8 17.1 17.1 17.1 16.8 17.3 . Spot market steel prices for hot-rolled coil have slipped over the third quarter but remain close to $240 per net ton above year ago levels . Service center inventories are well controlled and even with the prior year 2016 2017 2018E 2019E 2020E 2021E U.S. Housing Starts U.S. Non-Residential Construction Fixed Investment (Millions) ($ Billions) $2,952 $3,026 1.34 1.39 1.44 $2,722 $2,852 1.18 1.21 1.28 $2,411 $2,539 2016 2017 2018E 2019E 2020E 2021E 2016 2017 2018E 2019E 2020E 2021E Source: AK Steel estimates S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 8 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Kirk Reich

President and Chief Operating Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2018 AK Steel. All rights reserved.

October 2018

Platform for Growth Downstream Operations AK Tube Annual Revenues . ($ Millions) Continued development of Advanced High Strength $260 $250 Steel tubing and stamping applications . $240 AK Tube set to have record year in 2018 $226 $220 . Making capital investments in tubing operations to support growth in 2019 $200 2017 2018E . Stamping operations 3Q results impacted by lower Precision Partners Sales Opportunities customer demand ($ Millions) . Proactive actions should improve stamping operations $1,000 in 4Q and set foundation for strong 2019 $800 . Stamping, tooling and tubing operations expected to $600 have solid growth in 2019 $400 $200 $0 2019E 2020E 2021E 2022E S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 10 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Jaime Vasquez

Vice President – Finance and Chief Financial Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2018 AK Steel. All rights reserved.

October 2018

Financial Highlights ($ Millions, except per share and per ton) Sequential Sequential 3Q 2017 2Q 2018 3Q 2018 Change Improvement Flat-Rolled Shipments (in 000s of tons) 1,369 1,440 1,424 (16) -1% Flat-Rolled Average Selling Price Per Ton $1,021 $1,101 $1,114 $13 1% Net Sales $1,494.3 $1,746.6 $1,735.6 ($11.0) -1% Net Income $22.3 $56.6 $67.2 $10.6 19% Adjusted EBITDA $115.8 $148.4 $160.8 $12.4 8% Adjusted EBITDA Margin 7.7% 8.5% 9.3% 80 bp 9% Earnings Per Share - Diluted $0.07 $0.18 $0.21 $0.03 17% Note: See Appendix for reconciliations of non-GAAP financial measures S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 12 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Consolidated EBITDA Bridge – 2Q 2018 to 3Q 2018 $200 $33 $175 $8 $161 $10 $148 $150 $15 $3 $125 ($ ($ Millions) $100 $75 $50 $25 2Q 2018 Pricing Volume & Mix Raw Materials & Operations Other 3Q 2018 EBITDA Actual Energy EBITDA Actual S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 13 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Balance Sheet and Cash Flow Highlights . Solid free cash flow generation has resulted in an Pension / OPEB Liabilities ~$80 million reduction in net debt ($ Millions) $1,500 . $1,281 $1,225 Maintain focus on strengthening balance sheet $1,135 . $934 Completed ~$280 million pension asset and liability $1,000 $836 transfer in October $500 . Pension / OPEB liability reduction of ~$450 million since 2014 $0 2014 2015 2016 2017 3Q 2018 Capital Investments Pension Contributions ($ Millions) ($ Millions) $197 $200 $200 $153 <$160 $150 $128 $150 $99 $100 $81 $100 $80 $44 $50 $40 $50 $50 $24 $0 $0 $0 2014 2015 2016 2017 2018E 2014 2015 2016 2017 2018 2019E 2020E S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 14 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

4Q 2018 Guidance . Fourth quarter 2018 estimated outlook Flat-Rolled Shipments – Flat-rolled shipments essentially flat* (000s tons) 1,431 1,440 1,500 1,337 1,424 – 2-3% decrease in average flat-rolled selling price per ton* 1,250 – Planned maintenance outages ~$15 million 1,000 750 – Seasonal decline in automotive market 500 – Adjusted EBITDA margin decline of ~150 basis points* 250 0 4Q 2017 1Q 2018 2Q 2018 3Q 2018 * Guidance is relative to 3Q 2018 actual results Flat-Rolled Average Selling Price Per Ton Adjusted EBITDA Margin $1,200 $1,101 $1,114 10.0% 9.3% $1,024 $1,045 8.5% 7.2% $900 8.0% 6.0% $600 4.5% 4.0% $300 2.0% $0 0.0% 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2017 1Q 2018 2Q 2018 3Q 2018 S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 15 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

2018 Full Year Guidance Estimates

- Capital investments less than $160 million
- Planned maintenance outages ~$40 million
- Depreciation ~$220 million
- Pension and OPEB income ~$32 million*
- Minimal cash and book taxes
- Working capital expected to be roughly flat for the year


AKS
NYSE

* *Includes ~$8 million expense reported in Cost of Products Sold / Selling and Administrative expenses*

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

October 2018 16

© 2018 AK Steel. All rights reserved.

Roger Newport
Chief Executive Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2018 AK Steel. All rights reserved.

October 2018

Path For Creating Shareholder Value

Optimize Assets

Lower Debt

Innovation

- People
- Carbon AHSS
- Electrical
- Stainless

Organic / Geographic Growth

- Acquired Dearborn
- AK Tube Mexico

Transformational Growth

- PPHC Acquisition

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2018 AK Steel. All rights reserved.

October 2018 18

Strategy

Create Shareholder Value By:		
Commercializing innovative products and services	Transforming our operations to significantly improve our competitive cost position	Driving further growth – organically and through acquisitions – into new markets and downstream business

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2018 AK Steel. All rights reserved.

October 2018 19

THANK YOU! S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Appendix S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Investor Contact S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 22 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Strengthening Our Foundation

2014	2015	2016	2017
			Acquired Precision Partners
		Opened New Research and Innovation Center	Launched New NEXMET™ AHSS Products
	Began Portfolio Optimization	Strengthened Capital Structure	Lowered Interest Costs
Acquired Dearborn	Idled Ashland Hot-end Operations	Completed Dearborn AHSS Investment	Completed Major Hot-end Operations Investments

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2018 AK Steel. All rights reserved.

October 2018 23

Longer Term Target Metrics

Average EBITDA Margin through a business cycle	Debt-to-EBITDA
>8%	<4.0x

Economic Profit: Return on Invested Capital	EBITDA Contributions from Downstream Business
>10.5%	>30%

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2018 AK Steel. All rights reserved.

October 2018 24

High-Value Product Mix With More Predictable Pricing

Flat-Rolled Product Mix


2015
Other 3%
Hot-rolled 18%
Coated 48%
Stainless/ Electrical 13%
Cold-rolled 18%
2017
Other 2%
Hot-rolled 13%
Coated 53%
Stainless/ Electrical 15%
Cold-rolled 17%

Customer Contract Structure


2015
Spot Market ~19%
Fixed Base Price Contracts ~62%
Steel Index Based Contracts ~19%
2017
Spot Market ~14%
Fixed Base Price Contracts ~70%
Steel Index Based Contracts ~16%

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
October 2018 25
© 2018 AK Steel. All rights reserved.

Significantly Improved Debt Profile ($ Millions) December 31, 2015 September 30, 2018 Total Debt: $2.4 billion $700 $150 $150 $537 Total Debt: $2.1 billion $7 $380 $406 $406 $400 $365 $380 $290 $280 $550 $530 $150 $62 $62 $30 $7 $30 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Credit Facility Senior Notes Senior Secured Notes Industrial Revenue Bonds . Free cash flow generation allowed for an $85 million reduction of debt in 2018 Note: Excludes unamortized debt discount and issuance costs S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 26 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Non-GAAP Financial Measures
Reconciliation of Adjusted Net Income

($ Millions)	2013	2014	2015	2016	2017	Qtr ended 3/31/2017	Qtr ended 6/30/2017	Qtr ended 9/30/2017	YTD 9/30/2017	Qtr ended 3/31/2018	Qtr ended 6/30/2018	Qtr ended 9/30/2018	YTD 9/30/2018
Reconciliation to Net Income (Loss) Attributable to AK Steel Holding Corporation													
Net income (loss) attributable to AK Steel Holding Corporation, as reported	($60.2)	($114.2)	($652.3)	($16.8)	$103.5	$84.4	$77.2	$22.3	$183.9	$28.7	$56.6	$67.2	$152.5
Pension and OPEB net corridor and settlement charges		5.5	131.2	68.1									
Charges (credit) for termination of pellet agreement and related transportation costs				69.5	(19.3)								
Impairment of Magnetation investment			256.3										
Impairment of AFSG investment			41.6										
Charge for facility idling			28.1										
Asset impairment charge					75.6								
Non-cash credit for U.S. tax legislation					(4.3)								
Acquisition-related expenses (net of tax)		31.7											
Adjusted net income (loss) attributable to AK Steel Holding	**($60.2)**	**($77.0)**	**($195.1)**	**$120.8**	**$155.5**	**$84.4**	**$77.2**	**$22.3**	**$183.9**	**$28.7**	**$56.6**	**$67.2**	**$152.5**
Reconciliation to Diluted Earnings (Losses) per Share													
Diluted earnings (loss) per share, as reported	($0.44)	($0.77)	($3.67)	($0.07)	$0.32	$0.26	$0.24	$0.07	$0.57	$0.09	$0.18	$0.21	$0.48
Pension and OPEB net corridor charge/settlement loss		0.04	0.74	0.29									
Charges (credit) for termination of pellet agreement and related transportation costs				0.30	(0.06)								
Impairment of Magnetation investment			1.44										
Impairment of AFSG investment			0.23										
Charge for facility idling			0.16										
Asset impairment charge					0.24								
Non-cash credit for U.S. tax legislation					(0.01)								
Acquisition-related expenses		0.21											
Adjusted diluted earnings (loss) per share	**($0.44)**	**($0.52)**	**($1.10)**	**$0.52**	**$0.49**	**$0.26**	**$0.24**	**$0.07**	**$0.57**	**$0.09**	**$0.18**	**$0.21**	**$0.48**
Flat-rolled Shipments	**5,153.7**	**6,007.2**	**6,974.0**	**5,936.4**	**5,596.2**	**1,456.2**	**1,434.3**	**1,368.6**	**4,259.1**	**1,430.9**	**1,439.8**	**1,424.0**	**4,294.7**
Flat-rolled Average Selling Price	**$1,056**	**$1,058**	**$929**	**$955**	**$1,022**	**$1,005**	**$1,040**	**$1,021**	**$1,022**	**$1,045**	**$1,101**	**$1,114**	**$1,087**

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

October 2018 27

© 2018 AK Steel. All rights reserved.

Non-GAAP Financial Measures
Reconciliation of Adjusted EBITDA

($ Millions)	2013	2014	2015	2016	2017	Qtr ended 3/31/2017	Qtr ended 6/30/2017	Qtr ended 9/30/2017	YTD 9/30/2017	Qtr ended 3/31/2018	Qtr ended 6/30/2018	Qtr ended 9/30/2018	YTD 9/30/2018
Net income (loss) attributable to AK Steel Holding	($60.2)	($114.2)	($652.3)	($16.8)	$103.5	$84.4	$77.2	$22.3	$183.9	$28.7	$56.6	$67.2	$152.5
Net income (loss) attributable to NCI	64.2	62.8	62.8	66.0	61.4	16.2	15.2	17.1	48.5	16.1	15.7	17.7	49.5
Income tax expense (benefit)	(42.3)	0.3	(6.3)	(16.9)	(2.2)		0.4	(0.3)	0.1	(4.9)	(0.5)	1.4	(4.0)
Interest expense	127.4	144.7	173.0	163.9	152.3	39.4	38.2	37.5	115.1	37.6	37.9	37.8	113.3
Interest income	(1.1)	(0.7)	(1.3)	(1.6)	(1.5)	(0.4)	(0.4)	(0.5)	(1.3)	(0.2)	(0.2)	(0.2)	(0.6)
Depreciation and amortization	200.0	211.0	224.4	221.4	236.4	58.9	56.1	60.8	175.8	61.3	58.6	58.4	178.3
EBITDA	$288.0	$303.9	($199.7)	$416.0	$549.9	$198.5	$186.7	$136.9	$522.1	$138.6	$168.1	$182.3	$489.0
Less: EBITDA of NCI (a)	78.3	77.2	77.1	80.8	77.7	20.3	19.6	21.1	61.0	19.9	19.7	21.5	61.1
Pension and OPEB net corridor charges / settlement loss		5.5	131.2	68.1									
Charges (credit) for termination of pellet agreement and related transportation costs				69.5	(19.3)								
Impairment of Magnetation investment			256.3										
Impairment of AFSG investment			41.6										
Charge for facility idling			28.1										
Asset impairment charge					75.6								
Acquisition-related expenses		23.3											
Adjusted EBITDA	$209.7	$255.5	$180.4	$472.8	$528.5	$178.2	$167.1	$115.8	$461.1	$118.7	$148.4	$160.8	$427.9
Adjusted EBITDA margin	3.8%	3.9%	2.7%	8.0%	8.7%	11.6%	10.7%	7.7%	10.1%	7.2%	8.5%	9.3%	8.3%

(a) The reconciliation of EBITDA of noncontrolling interest to net income attributable to noncontrolling interests is as follows:

	2013	2014	2015	2016	2017	Qtr ended 3/31/2017	Qtr ended 6/30/2017	Qtr ended 9/30/2017	YTD 9/30/2017	Qtr ended 3/31/2018	Qtr ended 6/30/2018	Qtr ended 9/30/2018	YTD 9/30/2018
Net income (loss) attributable to noncontrolling interests	$64.2	$62.8	$62.8	$66.0	$61.4	$16.2	$15.2	17.1	$48.5	$16.1	$15.7	$17.7	$49.5
Depreciation	14.1	14.4	14.3	14.8	16.3	4.1	4.4	4.0	12.5	3.8	4.0	3.8	11.6
EBITDA of noncontrolling interests	$78.3	$77.2	$77.1	$80.8	$77.7	$20.3	$19.6	$21.1	$61.0	$19.9	$19.7	$21.5	$61.1

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2018 AK Steel. All rights reserved.

October 2018 28

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N October 2018 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .